June 21, 2022 Leonardo DRS Combination with RADA Announcement presentation +

2 © 2022 Leonardo DRS - This document contains Leonardo DRS proprietary information. DISCLAIMER FORWARD-LOOKING STATEMENTS AND INFORMATION This presentation includes certain forward looking statements and forward looking information within the meaning of the Private Securities Litigation Reform Act of or the Israeli Securities Law, 1968 (as applicable), (collectively, “FLI”), to provide Leonardo DRS, Inc.(“DRS”) and RADA Electronic Industries Ltd. (“RADA”) stockholders with information about DRS, RADA and their respective subsidiaries and affiliates. FLI is typically identified by words such as “anticipate”, “expect”, “project”, “estimate”, “forecast”, “plan”, “intend”, “target”, “believe”, “likely”, “seek”, “aim”, “project” and similar words suggesting future outcomes or statements regarding an outlook. All statements other than statements of historical fact may be FLI. In particular, this presentation contains FLI pertaining to, but not limited to, information with respect to the following: the transaction and its potential benefits; future business prospects and performance; future returns; cash flows and enhanced margins; synergies; and leadership and governance structure. Although we believe that the FLI is reasonable based on the information available today and processes used to prepare it, such statements are not guarantees of future performance and you are cautioned against placing undue reliance on FLI. By its nature, FLI involves a variety of assumptions, which are based upon factors that may be difficult to predict and that may involve known and unknown risks and uncertainties and other factors which may cause actual results and outcomes to differ materially from those expressed or implied by these FLI, including, but not limited to, the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; the timing and completion of the transaction, including receipt of regulatory approvals and RADA stockholder approval and the satisfaction of other conditions precedent; the realization of anticipated benefits and synergies of the transaction and the timing thereof; the success of integration plans; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of RADA; the focus of management time and attention on the transaction and other disruptions arising from the transaction; the volatility of the international marketplace; DRS’s anticipated public listing on the NASDAQ and Tel-Aviv Stock Exchange upon the anticipated closing of the transaction; potential adverse reactions or changes to business, government or employee relationships, including those resulting from the announcement or completion of the transaction; general U.S., Israeli, and global social, economic, political, credit and business conditions; changes in laws; regulations and government policies; changes in taxes and tax rates; customer, stockholder, regulatory and other stakeholder approvals and support; material adverse changes in economic and industry conditions; the pandemic created by the outbreak of COVID-19 and resulting effects on economic conditions; the ramifications of the Russia-Ukraine conflict, and other risks and uncertainties listed in DRS’s filings or RADA’s filings with the SEC, including under the heading “Risk Factors” in DRS’s most recently filed Annual Report on Form 10-K as such risk factors may be amended, supplemented or superseded from time to time by other filings with the SEC and under the heading “Risk Factors” in RADA’s most recently filed Annual Report on Form 20-F as such risk factors may be amended, supplemented or superseded from time to time. We caution that the foregoing list of factors is not exhaustive and is made as of the date hereof. Additional information about these and other assumptions, risks and uncertainties can be found in reports and filings by DRS and RADA with the U.S. Securities and Exchange Commission, including any prospectus, registration statement or other documents to be filed or furnished in connection with the transaction. Due to the interdependencies and correlation of these factors, as well as other factors, the impact of any one assumption, risk or uncertainty on FLI cannot be determined with certainty. Except to the extent required by law, DRS and RADA assume no obligation to publicly update or revise any FLI, whether as a result of new information, future events or otherwise. All FLI in this presentation is expressly qualified in its entirety by these cautionary statements. NON-GAAP MEASURES In this presentation, we present certain financial measures that are not calculated in accordance with U.S. GAAP, such measures referred to herein as “non-GAAP.” These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing DRS’s and RADA’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. DRS and RADA believe these non-GAAP measures provide useful information to management and investors regarding certain financial and business. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. See the appendix to this presentation for reconciliations to the most directly comparable U.S. GAAP measures. MARKET AND INDUSTRY DATA This presentation includes certain information and statistics obtained from third-party sources. None of DRS or RADA has independently verified the accuracy or completeness of any such third-party information. ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT DRS will file with the U.S. Securities and Exchange Commission (SEC) a registration statement on Form S-4, which will include a prospectus of DRS, and certain other documents in connection with the transaction. SHAREHOLDERS OF RADA ARE URGED TO READ THE PROSPECTUS AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DRS, RADA, THE TRANSACTION AND RELATED MATTERS. The registration statement and prospectus and other documents filed or furnished by DRS and RADA with the SEC, when filed, will be available free of charge at the SEC’s website at www.sec.gov. Alternatively, shareholders will be able to obtain free copies of the registration statement, prospectus and other documents which will be filed or furnished with the SEC by DRS by contacting DRS at +1 877 538 0912 or 2345 Crystal Drive Suite 1000 Arlington, Virginia 22202. NO OFFER OR SOLICITATION This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. These presentation does not constitute an offer of securities pursuant to the Israeli Securities Law, 1968, or a recommendation regarding the purchase of securities of RADA or DRS.

3 © 2022 Leonardo DRS - This document contains Leonardo DRS proprietary information. TODAY’S PRESENTERS WILLIAM J. LYNN, Chairman & CEO • CEO of DRS since 2012 • Served as Deputy Secretary of Defense (2009 – 2011), Under Secretary of Defense (CFO) (1997 – 2001) • SVP of Raytheon (2002 – 2009) MICHAEL DIPPOLD, EVP & CFO • CFO of DRS since 2017 • 17+ years of experience in A&D industry • Previously served as Controller at Leonardo DRS and worked on defense industry client accounts at KPMG DOV (DUBI) SELLA, CEO • CEO of RADA since 2016 • Closing 20 years with RADA • Previously served as executive at medical technology start-ups and 15 years of A&D industry experience with Elbit Systems

LEONARDO DRS RADA

TRANSACTION OVERVIEW

COMBINATION OVERVIEW

- RADA Electronic Industries ("RADA") and Leonardo DRS ("DRS"), a wholly-owned subsidiary of Leonardo (MIL: LDO), are joining forces in an all-stock merger
- RADA shareholders to receive 1 share in Leonardo DRS for every 1 share in RADA
- Combined company to be owned 80.5% by Leonardo DRS shareholder and 19.5% by RADA shareholders on a fully diluted basis
- Combined company will be named Leonardo DRS and dual-listed post-close ("DRS" NASDAQ and TASE)
- Q4 2022 expected close, subject to approval of RADA stockholders and other customary closing conditions including the receipt of certain regulatory approvals
- Combined financials for 2021A of:

$2,733mm[1]	$305mm[2]	$179mm[2]
Revenue	Adj. EBITDA	Adj. Net Income

BENEFITS OF THE STRATEGIC COMBINATION

- ✓ **RADA's advanced tactical radar technologies improve DRS's position as an air defense, counter UAS and vehicle protection integrator and accelerate its transformation into a leading provider of integrated systems**
- ✓ **Significantly increases RADA's scale, competitiveness, program diversity and addressable market**
- ✓ **Together, the combined company will be well positioned to pursue global opportunities through the worldwide presence of Leonardo**
- ✓ **Expected to be accretive to RADA's earnings per share in year 1**
- ✓ **The 19.5% ownership in the combined company provided to RADA shareholders was designed to provide a premium in excess of 20%[3]**

Note: Financial information represents a combined view of the two entities excluding previously announced divestitures. Please refer to the appendix for reconciliations to GAAP metrics; [1] Combined revenue has been adjusted for intercompany eliminations; [2] Combined Adjusted EBITDA and Adjusted Net Income represent the sum of Adjusted EBITDA and Adjusted Net Income, respectively, of RADA and DRS; [3] Based on RADA 30-day VWAP as of June 17, 2022 of $11.76

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BUSINESS OVERVIEWS

LEONARDO DRS RADA

RADA – OVERVIEW

BUSINESS OVERVIEW

- **Defense technology** company with the mission to provide life-saving active protection solutions for global military tactical forces
- Offers **best-in-class, software-defined, advanced low-SWaP-C tactical radars**
- Pursuing a **$6bn+ identified tactical radar opportunity over the next decade**[1]
- Merchant supplier on leading contracts in this market including to **Leonardo DRS** on M-SHORAD, **Anduril** on SOCOM SIP, **USMC** on GBAD, **USAF** on ABAD and **Elbit** on Iron Fist

SOLUTIONS



RADA radars on Anduril Sentry Tower for SOCOM SIP

KEY FINANCIAL HIGHLIGHTS ($mm)



Revenue
2018–2021 CAGR: 61%
$28
$44
$76
$117
2018
2019
2020
2021
GROWTH
58%
72%
54%
Adjusted EBITDA
2018–2021 CAGR: 148%
$2
$0
$10
$27
2018
2019
2020
2021
MARGIN
6%
1%
13%
23%

2021A REVENUE BY GEOGRAPHY



Asia
8%
Israel
15%
Other
1%
Europe
4%
USA
72%

Note: Please refer to the appendix for reconciliations to GAAP metrics [1] Based on RADA management estimates

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LEONARDO DRS RADA

RADA – BEST-IN-CLASS, SOFTWARE-DEFINED TACTICAL RADARS

MARKET OPPORTUNITY

- Increasing unmanned aerial systems and anti-tank guided missiles **driving a need for solutions**
- Recent examples: Ukraine conflict and notable U.S. uses on USS Boxer in the Strait of Hormuz and Ain al-Asad air base in Iraq
- **Critical enabler of counter drone** (c-UAS) solutions and **technology leader** for tactical radars
- Embedded on key force protection programs including M-SHORAD, SOCOM SIP, ABAD & Iron Fist APS



MISSION CRITICAL APPLICATIONS

Counter-UAS



Active Protection Systems



Point Defense



SHORAD On-the-Move



3D Perimeter Surveillance



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LEONARDO DRS RADA

RADA – TARGETING AN ATTRACTIVE GLOBAL MARKET

MARKET	MARKET SIZE	KEY RADA AWARDS	FUTURE OPPORTUNITIES
FORCE PROTECTION	✓ $3bn annual force protection market[1] ✓ RADA targeting $6bn in radar opportunities over next 10 years[2]	**Active Protection System Radar Programs:** Iron Fist; IMoD Eitan AFV **Customer / Integrator:** Elbit Systems; Elbit Systems	✓ U.S. Army Stryker Brigades ✓ U.S. Army Next Generation Ground Vehicle ✓ Additional Bradley Brigades ✓ Australian L-400
		Air Defense / Short-Range Surveillance Radar Programs: M-SHORAD; SOCOM SIP; USMC GBAD **Customer / Integrator:** Leonardo DRS; Anduril; USMC	✓ Additional M-SHORAD Battalions ✓ Additional GBAD Vehicles ✓ Hundreds of fixed and mobile sites across USAF, USN and SOCOM


Iron Fist


IMoD Eitan AFV


M-SHORAD


SOCOM SIP


USMC GBAD

[1] Based on third party research and DRS management estimates; [2] Based on RADA management estimates

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LEONARDO DRS RADA

LEONARDO DRS – OVERVIEW

BUSINESS OVERVIEW

- Leading provider of advanced defense electronics products and technologies shaping the future battlefield for the U.S. military
- Strong technology portfolio and large installed base across the Army & Navy
- Top mid-tier position provides agility to respond to customer needs, and a lean cost structure
- Market leader in Force Protection, Advanced Sensing, Network Computing and Electric Power & Propulsion markets
- Core markets are platform neutral and growing faster than the overall U.S. defense budget

KEY FINANCIALS ($mm)[1]



Revenue
2018–2021 CAGR: 8%
$2,077
$2,478
$2,524
$2,647
2018
2019
2020
2021
growth
19%
2%
5%
Adjusted EBITDA
2018–2021 CAGR: 19%
$166
$207
$231
$278
2018
2019
2020
2021
margin
8%
8%
9%
10%

2021A REVENUE BREAKDOWN[1]



By Market
Other 16%
Force Protection 18%
Advanced Sensing 25%
Network Computing 22%
Electric Power & Propulsion 19%
By Customer
Foreign, commercial and other 13%
U.S. Army 40%
Other USG 13%
U.S. Navy 34%
By Channel
Subcontractor 54%
Prime 46%

Note: Please refer to the appendix for reconciliations to GAAP metrics; "Other" revenue by market related to pilot training systems, flight recorders, logistics equipment (cargo handlers / loaders, fuel systems, etc.) and commercial markets; [1] Historical financial information adjusted for previously announced divestitures. See the appendix.

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LEONARDO DRS RADA

LEONARDO DRS – LARGE INSTALLED BASE ACROSS DIVERSITY OF PLATFORM, DOMAINS AND PRIMES

	DOMAIN / SOLUTIONS	KEY PLATFORM POSITIONS			DRS HIGHLIGHTS
	SUBMARINES	 SSBN - Columbia	 SSN - Virginia	 SSBN - Ohio	✓ Sole-source position on integrated propulsion system for entire Columbia Class fleet
	SURFACE SHIPS	 Aircraft Carriers	 Destroyers	 Amphibious Transport Dock	✓ DRS content on nearly 100% of U.S. Navy Combatant Vessel Fleet
	GROUND VEHICLES	 Stryker M SHORAD	 M-1 Abrams	 M-2 Bradley	✓ Mission command computing system on nearly every Army ground vehicle
	DISMOUNTED WARFIGHTER	 FWS-I Weapon Sights	 Dismounted EW	 JETS	✓ 20+ year incumbency on dismounted soldier sensing
	AIRCRAFT	 Apache	 Seahawk	 F-35	✓ Infrared countermeasure capabilities driving strong positions on U.S. Army programs of record and next generation navy systems

Advanced sensing | Network computing | Force protection | Electric power & propulsion

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LEONARDO DRS RADA

LEONARDO DRS OF TODAY – FRANCHISE POSITIONS ACROSS RAPIDLY GROWING SEGMENTS OF THE U.S. DEFENSE MARKETS

KEY MARKETS	ANNUAL MARKET SIZE[2]	GROWTH OUTLOOK[2,3]	FRANCHISE DRS POSITIONS	
Advanced Sensing *25% revenue[1]*	✓ $7.6bn	✓ +5%	✓ 3rd Generation Infrared Sensing ✓ Joint effects targeting system	 
Network Computing *22% revenue[1]*	✓ $3.3bn	✓ +4%	✓ Mounted family of computer systems ✓ Naval comprehensive display systems	 
Force Protection *18% revenue[1]*	✓ $3.1bn	✓ +4%	✓ M-SHORAD short range air defense ✓ SH-60 aircraft protection system (DAIRCM)	 
Electric Power & Propulsion *19% revenue[1]*	✓ $5.2bn	✓ +10%	✓ Columbia class electric power and propulsion ✓ Patriot battery on board vehicle power	 

Note: Remaining 16% of revenue related to pilot training systems, flight recorders, logistics equipment (cargo handlers / loaders, fuel systems, etc.) and commercial markets; [1] Historical financial information adjusted for previously announced divestitures. See the appendix. [2] Per third-party research and DRS management estimates for FY 2022 funding; [3] Projected FY 22 – 26 CAGR

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LEONARDO DRS RADA

LEONARDO DRS OF TOMORROW – KEY GROWTH DRIVERS THAT ARE SHAPING THE BATTLEFIELD OF THE FUTURE

CAPABILITY	DRIVERS OF CAPABILITY NEED	DRS OPPORTUNITY
Integrated Sensing	• **JADC2,** requires integration of sensing and connectivity • As a result, **Future Army, USMC, USAF and Naval platforms** require increased sensing capabilities	✓ Integrated sensing, communications, and computing to make sense of the battlefield
Space Sensing	• **Hypersonic threats** driving new space sensing requirements • **Space Force Architecture** includes LEO constellations with frequent sensor upgrades to address evolution of threats	✓ Multiple new satellite Constellations planned: IR Sensing at LEO and MEO Orbits RF and Optical Communications at LEO Orbits
Short Range Air Defense	• Proliferation of **Weaponized Drone** Technology • Increased demand signals in **current geopolitical environment** • Proliferation of **rocket, artillery and mortars**	✓ Multi-billion short-range air defense opportunity identified in the U.S. and globally[1] ✓ Counter-unmanned aerial systems opportunity
Electrification	• **Increased Power flexibility needs** for Sensing, Computing, Directed Energy Weapons • Increased **acoustic performance requirements** • Focus on **China and Russia threats**	✓ $300mm annual Columbia Class incumbency through 2032[1] ✓ $6bn electrification opportunity across new ship classes including DDGx and SSNx[1]

[1] DRS management estimate

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COMBINATION RATIONALE AND HIGHLIGHTS

LEONARDO DRS RADA

SUMMARY COMBINATION HIGHLIGHTS

LEONARDO DRS + RADA

- Increases RADA Scale, Program Diversity and Addressable Market
- Complementary Technologies in Force Protection Market
- International Expansion Opportunities
- Balance Sheet Flexibility
- Unlock Value for Shareholders

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LEONARDO DRS RADA

DRS AND RADA – A LEADING DEFENSE TECHNOLOGY COMPANY

COMBINED FOCUS MARKETS[1,4]

($bn PF 2021A revenue)

ADVANCED SENSING


24%



Sense

NETWORK COMPUTING


21%



Make Sense

FORCE PROTECTION


21%



Protect

ELECTRIC POWER & PROPULSION


18%



Propel

COMBINED FINANCIAL PROFILE[1]

$19bn addressable market annually[4]

No single program **>10%** of 2021A Revenue

LEONARDO DRS + RADA

$2,733mm[2] of 2021A Revenue

$305mm[3] of 2021A Adj. EBITDA

Note: Remaining 16% of revenue related to pilot training systems, flight recorders, logistics equipment (cargo handlers / loaders, fuel systems, etc.) and commercial markets; [1] Financial information represents a combined view of RADA and DRS excluding previously announced divestitures. Please refer to the appendix for reconciliations to GAAP metrics; [2] Combined revenue has been adjusted for intercompany eliminations; [3] Combined Adjusted EBITDA represents the sum of Adjusted EBITDA of RADA and DRS [4] Per third-party research and DRS management estimates

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LEONARDO DRS RADA

DRS AND RADA WILL DEFINE THE FUTURE OF SENSING

CURRENT FORCE PROTECTION COLLABORATION

- **RADA tactical radars are the "eyes" of DRS' force protection solution** for the Stryker M-SHORAD platform
- The conflict in Ukraine highlights the need for Short-Range Air Defense solutions, which are now one of global defense industry's highest priorities

STRYKER M-SHORAD

MISSION EQUIPMENT PACKAGE (MEP)


XM914 (30mm)
M240 (7.62mm)
Stinger
MX-GCS EO/IR
Longbow HELLFIRE
RIwP Turret
IFF Antenna
MHR

LEONARDO DRS

- *System designer and integrator of M-SHORAD force protection system*

RADA

- *Provides advanced tactical radars (MHR) critical to System provided by DRS*

FUTURE COLLABORATION OPPORTUNITIES

- Current sensing, communications, propulsion and computing systems are federated and aligned to individual soldiers
- Combination provides combined company with **enhanced ability to provide a differentiated, integrated solutions to warfighters**

FUTURE AUTONOMOUS VEHICLE

Integrated Solution


Communication
Sensors
Force Protection
Cognitive Computing
Adaptive Propulsion

LEONARDO DRS
+
RADA

- *System designer and integrator of an integrated solution for warfighters*

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LEONARDO DRS RADA

COMBINED GLOBAL FOOTPRINT CREATES OPPORTUNITIES IN RESHAPED ROBUST DEFENSE MARKET

RESHAPED GLOBAL DEFENSE MARKET

DEFENSE

Biden requests $813B for national defense

POLITICO

U.S. to Send Ukraine $700 Million in Military Aid, Including Advanced Rockets

May 31, 2022
Michael D. Shear

The New York Times

"From violent extremists to great powers, everyone is using unmanned aerial systems." "I believe that's today's IED."

General McConville, U.S. Army Chief of Staff, 3/8/22

Germany to increase defence spending in response to 'Putin's war' - Scholz

REUTERS

By Maria Sheahan and Sarah Marsh

Europe must be more independent and shore up its defence, says Macron

The Guardian

SELECT OPPORTUNITIES

- ✓ Growth on existing U.S. platforms and programs
- ✓ Battle management systems for Eastern Europe
- ✓ M-SHORAD and other counter-UAS solutions for Eastern Europe
- ✓ Individual weapon sights needed for Eastern Europe
- ✓ Leonardo to provide European access for c-UAS opportunities
- ✓ Increased access for RADA technologies into the international market through U.S. FMS

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LEONARDO DRS RADA

BALANCE SHEET FLEXIBILITY FOR M&A AND DIVIDEND DISTRIBUTION

COMBINED BALANCE SHEET DETAIL

	LEONARDO DRS	RADA	LEONARDO DRS + RADA
3/31/22A Q1 Net Debt / (Cash)[1]	$263	($66)	**$197**
3/31/22A Last Twelve Months (LTM) Adj. EBITDA	$281[2]	$24	**$305**
Q1 2022 Net Debt (Cash) / Adj. EBITDA	0.9x	(2.8x)	**0.6x**

Q1 LTM NET DEBT / ADJ. EBITDA


LEONARDO DRS + RADA
0.6x
Estimated to be <0.5x at close
Mid-Cap Defense
1.4x
Large-Cap Defense
1.9x

Note: Financial information represents a combined view of the two entities excluding previously announced divestitures. Please refer to the appendix for reconciliations to GAAP metrics; [1] Net financial debt, excludes Leonardo DRS finance leases; [2] Adjusted for impact of previously announced divestitures

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LEONARDO DRS RADA

UNLOCKING VALUE FOR SHAREHOLDERS

COMBINED LEONARDO DRS VERSUS PEERS

✓ Combined business is well positioned versus peers – historical growth has outperformed


~18% outperformance
22%
4%
Peer average 2018A-2021A EBITDA CAGR
PF DRS 2018A-2021A EBITDA CAGR [2]
~3% outperformance
9%
6%
Peer average 2018A-2021A Sales CAGR
PF DRS 2018A-2021A Sales CAGR [2]

MULTIPLE UPLIFT WOULD UNLOCK VALUE FOR SHAREHOLDERS

✓ Attractive implied transaction multiple for DRS relative to peers; multiple expansion over time would create value for all shareholders


Value creation over time
9.7x
At current RADA share price
$11.64
13.7x
14.2x
Implied LTM transaction multiple for DRS at current RADA share price [1]
Peer 5-yr average FV / LTM EBITDA
Peer current average FV / LTM EBITDA

Note: Peer data sourced from public filings, FactSet. Peers include General Dynamics, L3Harris, Lockheed Martin, Northrop Grumman, Raytheon Technologies, Elbit Systems, Curtiss-Wright, Mercury Systems, Chemring; [1] Based on RADA share price as of 6/17/2022, fully diluted RADA share count of ~51.5 (pre-transaction) and 80.5% PF ownership for DRS; [2] Financial information represents a combined view of RADA and DRS excluding previously announced divestitures. Please refer to the appendix for reconciliations to GAAP metrics

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FINANCIAL OVERVIEW

LEONARDO DRS RADA

COMBINED FINANCIAL HIGHLIGHTS

LARGE INSTALLED BASE AND DIVERSE PORTFOLIO	• Alignment with diverse set of high-growth DoD programs • Installed base across variety of defense platforms • Resilient to budget changes: No contract >10% of revenue, platform independent go-to-market approach
HIGHLY VISIBLE REVENUE PROJECTIONS	• Foundational defense programs / track record of retaining incumbent positions resulting in high confidence revenue outlook • 9% PF historical revenue growth (2018-2021) • Technical capabilities, market alignment and contract incumbencies driving long term growth that will exceed defense peers
MARGIN EXPANSION FROM LIFECYCLE TRANSITION	• Program lifecycle transition from development to production, operational improvements, transaction synergies and organic revenue growth will drive continued margin expansion • >300bps of margin expansion between 2018 and 2021 • 150-200bps of margin expansion through 2023, with mid-teens margins targeted longer term
STRONG EARNINGS GROWTH OUTLOOK	• 22% Adj. EBITDA CAGR between 2018-2021 as a result of strong earnings growth and margin expansion • Low double-digit Adj. EBITDA CAGR expected through 2023 and over longer-term

Note: Peer data based on public filings, FactSet; Peers include General Dynamics, L3Harris, Lockheed Martin, Northrop Grumman, Raytheon Technologies, Elbit Systems, Curtiss-Wright, Mercury Systems, Chemring; [1] Based on RADA current share price, fully diluted RADA share count of ~51.5 (pre-deal) and 80.5% PF ownership for DRS; [2] Financial information represents a combined view of RADA and DRS excluding previously announced divestitures. Please refer to the appendix for reconciliations to GAAP metrics

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22 © 2022 Leonardo DRS - This document contains Leonardo DRS proprietary information. COMBINED HISTORICAL F INANCIALS ( E X C L U D I N G P R E V I O U S LY A N N O U N C E D D I V E S T I T U R E S , $ M M ) Growth: $2,105 $2,519 $2,599 $2,732 2018 2019 2020 2021 Margin: $168 $208 $240 $305 2018 2019 2020 2021 R E V E N U E 1 A D J U S T E D E B I T D A 2 A D J U S T E D N E T I N C O M E 2 A D J U S T E D F R E E C A S H F L O W 2 Adj. NI Conversion3:Growth: $9 $88 $113 $179 2018 2019 2020 2021 $83 $107 $104 $93 2018 2019 2020 2021 Note: Please refer to the appendix for reconciliations to GAAP metrics; 1 Combined revenue has been adjusted for intercompany eliminations; 2 Combined Adjusted EBITDA, Adjusted Net Income and Adjusted Free Cash Flow represent the sum of Adjusted EBITDA, Net Income or Adjusted Net Income and Free Cash Flow or Adjusted Free Cash Flow, respectively, of RADA and DRS; 3 Defined as Adjusted Free Cash Flow Divided by Adjusted Net Income

LEONARDO DRS RADA

COMBINED 2023 TARGETS AND LONGER TERM OUTLOOK

	2023 TARGETS (ORGANIC)	LONGER TERM OUTLOOK
REVENUE	• Mid single-digit CAGR from 2021A combined base of $2,733mm	• Mid to high single-digit CAGR • Balance sheet flexibility supports investments in inorganic growth (M&A)
ADJUSTED EBITDA	• Adj. EBITDA margin expansion of 150-200 bps from 2021A combined base of 11.2% • Low double-digit Adj. EBITDA CAGR from 2021A base of $305mm	• Adj. EBITDA margins in the mid-teens • Low double-digit adjusted Adj. EBITDA CAGR
ADJUSTED NET INCOME	• Mid-teens adj. net income CAGR from 2021A combined base of $179	• Low double-digit adj. net income CAGR
ADJUSTED FREE CASH FLOW	• Adj. net income conversion to adjusted free cash flow greater than or equal to 90%	• Adj. net income conversion to adjusted free cash flow greater than or equal to 90%

Note: Financial information represents a combined view of RADA and DRS excluding previously announced divestitures. Please refer to the appendix for reconciliations to GAAP metrics

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24 © 2022 Leonardo DRS - This document contains Leonardo DRS proprietary information. Q&A

GAAP RECONCIL IATIONS

26 © 2022 Leonardo DRS - This document contains Leonardo DRS proprietary information. RADA RECONCILIATIONS (US dollars in millions) 2018 2019 2020 2021 2021 Q1 2022 Q1 LTM Net income (loss) ($0.2) ($2.3) $5.6 $25.1 $3.8 ($0.7) $20.6 Tax expense 0.0 0.0 0.0 (4.9) 0.0 (0.2) (5.0) Financial expense (income), net 0.3 0.2 (0.2) 0.2 (0.2) (0.0) 0.4 Depreciation 0.8 1.2 2.3 3.7 0.8 1.2 4.1 Employee option compensation 0.9 1.1 1.4 3.0 0.5 0.9 3.4 Other non-cash amortization 0.0 0.1 0.5 0.2 0.0 0.1 0.3 Adjusted EBITDA $1.8 $0.4 $9.7 $27.3 $4.8 $1.3 $23.8 A d j u s t e d E B I T D A (US dollars in millions) 2018 2019 2020 2021 Net cash provided by (used in) operating activities ($3.9) ($3.5) $3.6 ($4.4) Purchase of property, plant and equipment (0.9) (4.1) (4.9) (6.2) Construction in process (0.3) (0.5) (0.1) 0.0 Consideration from fixed asset sale 0.3 0.0 0.0 0.0 Free cash flow ($4.8) ($8.0) ($1.3) ($10.5) F r e e C a s h F l o w

27 © 2022 Leonardo DRS - This document contains Leonardo DRS proprietary information. LEONARDO DRS RECONCILIATIONS ($ in millions) 2018 2019 2020 2021 Total revenues $2,333 $2,714 $2,778 $2,879 Less divestiture impact $256 $236 $254 $232 Revenue less divestitures $2,077 $2,478 $2,524 $2,647 R e v e n u e ( A d j u s t e d f o r P r e v i o u s l y A n n o u n c e d D i v e s t i t u r e s ) ($ in millions) 2018 2019 2020 2021 2021 Q1 2022 Q1 LTM Net earnings ($10) $75 $85 $154 $28 $36 $162 Income tax provision (7) 20 27 46 13 12 46 Amortization of intangibles 93 9 9 9 2 2 9 Depreciation 35 42 44 49 12 13 50 Restructuring costs 14 20 12 5 0 0 5 Interest expense 58 65 64 35 9 8 34 Deal related transaction costs 0 0 9 5 4 2 3 Foreign exchange 3 0 1 1 0 0 1 COVID-19 response costs 0 0 12 6 3 0 3 Non-service pension expense 1 3 5 0 0 0 0 Adjusted EBITDA $187 $234 $268 $310 $71 $73 $312 Less divestitures: Net earnings 15 20 28 22 4 4 22 Income tax provision 5 6 8 7 1 1 6 Depreciation 1 1 1 3 1 0 2 Adjusted EBITDA less divestitures $166 $207 $231 $278 $64 $68 $281 A d j u s t e d E B I T D A

28 © 2022 Leonardo DRS - This document contains Leonardo DRS proprietary information. LEONARDO DRS RECONCILIATION (CONT’D) A d j u s t e d F r e e C a s h F l o w ($ in millions) 2018 2019 2020 2021 Net cash provided by operating activities $105 $157 $125 $178 Less capital expenditures, net 40 55 56 60 Proceeds from sale of assets 0 8 5 0 Free cash flow $65 $110 $74 $118 Less divestitures 10 30 19 34 Free cash flow less divestitures $54 $80 $56 $84 Third party debt interest adjustment 44 46 44 15 Deal related transaction costs 0 0 9 5 Covid-19 response costs 0 0 12 6 Less Tax Impact 10 11 15 6 Adjusted free cash flow less divestitures $88 $115 $105 $104 ($ in millions) 2018 2019 2020 2021 Net earnings (loss) ($10) $75 $85 $154 Deal related transaction costs 0 0 9 5 Covid-19 response costs 0 0 12 6 Adjusted net income ($10) $75 $106 $165 Less divestiture impact 15 20 28 22 Adjusted net income excluding divestitures ($25) $55 $77 $143 Third party debt interest adjustment 44 46 44 15 Less Tax Impact 10 11 14 5 Adjusted net income less divestitures $9 $91 $107 $153 A d j u s t e d N e t I n c o m e

29 © 2022 Leonardo DRS - This document contains Leonardo DRS proprietary information. COMBINED COMPANY RECONCILIATIONS ($ in millions) 2021 Total Revenues Leonardo DRS $2,647 RADA 117 Elimination Intercompany (31) Combined Revenue $2,733 C o m b i n e d R e v e n u e ( A d j u s t e d f o r P r e v i o u s l y A n n o u n c e d D i v e s t i t u r e s ) ($ in millions) Leonardo DRS RADA Combined Intercompany with Parent $ 367 $ 0 $ 367 Finance leases and other 164 0 164 Short term borrowings 9 0 9 Total Debt $540 $0 $540 Less Finance leases and other 164 0 164 Less Cash and cash equivalents at the end of period 113 66 179 Net Financial Debt $263 ($66) $197 M a r c h 3 1 , 2 0 2 2 N e t F i n a n c i a l D e b t

30 © 2022 Leonardo DRS - This document contains Leonardo DRS proprietary information. COMBINED COMPANY RECONCILIATIONS ($ in millions) 2021 Total Revenues Leonardo DRS $2,647 RADA 117 Elimination Intercompany (31) Combined Revenue $2,733 C o m b i n e d R e v e n u e ( A d j u s t e d f o r P r e v i o u s l y A n n o u n c e d D i v e s t i t u r e s ) ($ in millions) Leonardo DRS RADA Combined Intercompany with Parent $ 367 $ 0 $ 367 Finance leases and other 164 0 164 Short term borrowings 9 0 9 Total Debt $540 $0 $540 Less Finance leases and other 164 0 164 Less Cash and cash equivalents at the end of period 113 66 179 Net Financial Debt $263 ($66) $197 M a r c h 3 1 , 2 0 2 2 N e t F i n a n c i a l D e b t